UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2016
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 23, 2016, we issued a press release announcing that our CEO, James Caruso, will be presenting at the 2016 Marcum MicroCap Conference at the Grand Hyatt in New York City on June 2, 2016 at 3:30 PM ET in the Julliard Room. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On May 24, 2016, we issued a press release announcing that Mr. Caruso will be presenting at the 5th Annual SeeThru Equity Microcap Investor Conference on Tuesday, May 31, 2016 at 11:00 AM ET. The conference is being held at Convene, which is located at 730 Third Avenue in New York City. A copy of the press release is furnished as Exhibit 99.2 and is incorporated by reference herein.

On May 25, 2016, we issued a press release announcing that the United States Patent and Trademark Office issued U.S. Patent No. 9,345,718 on May 24, 2016, which covers CLR 1603, a phospholipid ether-paclitaxel conjugate. A copy of the press release is furnished as Exhibit 99.3 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated May 23, 2016, entitled “Cellectar Biosciences to Present at the 2016 Marcum MicroCap Conference”

99.2	Press release dated May 24, 2016, entitled “Cellectar Biosciences to Present at the 5th Annual SeeThru Equity Microcap Investor Conference”

99.3	Press release dated May 25, 2016, entitled “Cellectar Biosciences Announces USPTO Issues Patent for New Phospholipid Drug Conjugate (PDC) with Paclitaxel”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2016	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title
99.1	Press release dated May 23, 2016, entitled “Cellectar Biosciences to Present at the 2016 Marcum MicroCap Conference”

99.2	Press release dated May 24, 2016, entitled “Cellectar Biosciences to Present at the 5th Annual SeeThru Equity Microcap Investor Conference”

99.3	Press release dated May 25, 2016, entitled “Cellectar Biosciences Announces USPTO Issues Patent for New Phospholipid Drug Conjugate (PDC) with Paclitaxel”

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